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                                                                  Exhibit 10.27


                              AMENDED AND RESTATED

                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT

         This Amended and Restated Information and Registration Rights Agreement (the "Agreement") is made as of December 26, 2000, by and between Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Bachow Investment Partners III, L.P., a Delaware limited partnership or any other entity as to which any affiliate of Bachow & Associates, Inc. is the general partner (the "Initial Stockholder"), the financial institutions party to the Revolving Credit Agreement (as defined below) (the "Lenders"), PNC Bank, National Association as agent for the Lenders (the "Agent") and the persons listed as Senior Common Stock Purchasers on the attached Schedule 1, as such schedule may be updated to include additional persons participating in Closings (as defined below) (each a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

                  a. The Company and the Initial Stockholder entered into an Information and Registration Rights Agreement dated as of September 18, 1998 (the "Original Agreement").

                  b. The Company and the Initial Stockholder desire for the Purchasers to purchase shares (the "Purchaser Shares") of the Company's Senior Class C Common Stock, par value $0.01 per share (the "Senior Common Stock"), and Common Stock Purchase Warrants (the "Warrants") to purchase shares of the Company's Class B Non-Voting Common Stock, par value $0.01 per share, pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") of even date by and between the Company and each Purchaser at separate closings to occur on or before March 31, 2001 (each a "Closing" and collectively, the "Closing").

                  c. The Company and the Initial Stockholder desire for the Lenders to acquire Warrants to purchase shares of the Company's Class B Non-Voting Common Stock, par value $0.01 per share, pursuant to a Revolving Credit and Security Agreement (the "Revolving Credit Agreement") of even date by and between the Company, Bentley Software, Inc., a Delaware corporation, Atlantech Solutions, Inc., a Delaware corporation, the Lenders and the Agent.

                  d. It is a condition precedent to the agreement of each Purchaser to purchase the Purchaser Shares that the parties hereto amend and restate the Original Agreement.

                  e. The Company, the Initial Stockholder, the Lenders and the Purchasers desire to enter into this Agreement and to grant the rights contained herein in order to fulfill such condition.

                  f. The parties hereto desire to enter into this Agreement and to amend and restate the Original Agreement in the manner set forth herein.
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                  NOW, THEREFORE, in consideration of the above and of the
mutual promises set forth herein, the parties hereto agree that: (i) the Company hereby grants to the Initial Stockholder and the Purchasers the information and registration rights set forth below; and (ii) the Company, the Initial Stockholder and the Purchasers, intending to be legally bound, hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (b) "Common Stock" shall mean the shares of any current or future class or series of the Company's common stock.

                  (c) "Convertible Securities" shall mean securities of the Company convertible into or exchangeable for Registrable Securities.

                  (d) "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

                  (e) "Holder" shall mean any holder of outstanding Registrable Securities which have not been sold to the public or Convertible Securities, but only if such holder is the Initial Stockholder, a Lender or a Purchaser or is an assignee or transferee of Registration rights as permitted by Section 9.

                  (f) "Initiating Holders" shall mean (i) with respect to a Holder of the Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), of the Company or a Holder of Common Stock issued upon conversion of Series A Preferred Stock, any Holder or Holders who in the aggregate hold at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of Series A Preferred Stock and (ii) with respect to a Holder of the Senior Common Stock or a Holder of Common Stock issued upon the conversion of Senior Common Stock, any Holder or Holders who in the aggregate are Required Holders.

                  (g) "Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects or financial condition of the Company and its Subsidiaries, taken as a whole or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur would materially adversely affect the business, properties, prospects or financial condition of the Company and its Subsidiaries, taken as a whole.

                  (h) The terms "Register," "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement by the Commission or pursuant to Section 8 of the Securities Act.


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                  (i) "Registrable Securities" shall mean all Common Stock
currently held or subsequently acquired by the Holders or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the Holders, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted Registration rights pursuant to Section 8 of this Agreement; provided, however, the Registrable Securities shall not include any shares of Common Stock (i) which are then already registered, (ii) which have been sold to the public either pursuant to a registration under the Securities Act or Rule 144, promulgated by the Commission under the Securities Act, or (iii) so long as the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, which can be sold pursuant to Rule 144 under the Securities Act without limitation as to volume; and provided further, however, that the Registrable Securities shall not include any Common Stock acquired or Convertible Securities purchased after the date hereof by Gregory S. Bentley, Keith A. Bentley, Barry J. Bentley, Raymond P. Bentley and Richard P. Bentley other than pursuant to the Securities Purchase Agreement.

                  (j) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2 or 3 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for Holders (if different from counsel for the Company), blue sky fees and expenses, and accounting fees and expenses, but excluding Selling Expenses.

                  (k) "Required Holders" shall mean the Holders of a majority of the shares of the Common Stock issued or issuable upon conversion of the Senior Common Stock; provided, however, that such majority shall include at least one of Cristobal Conde, David Ehret and Robert Greifeld.

                  (l) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (m) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities pursuant to this Agreement.

2.       Demand Registration.

         2.1 Request for Registration. Subject to the terms of this Agreement, in the event that the Company shall receive from Initiating Holders at any time after 180 days after the effectiveness of the Registration Statement relating to the Company's initial public offering of securities pursuant to a Registration (the "IPO"), a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities if the reasonably anticipated aggregate offering price thereof to the public would exceed $5,000,000, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as


                                      -3-
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are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2.1 within six months of the effective date of a Registration initiated by the Company. With respect to Initiating Holders who are Holders of Series A Preferred Stock or of Common Stock issued upon conversion of Series A Preferred Stock, the Company shall be obligated to effect only one Registration pursuant to this Section 2.1; provided that it shall be obligated to effect a second Registration if 600,000 shares of Common Stock are released to the Initial Stockholder pursuant to the Escrow Agreement (as defined in the Stock Purchase Agreement (the "Stock Purchase Agreement") dated September 18, 1998 among, inter alia the Company and the Initial Stockholder); provided further that the Company shall not be obligated to effect any Registration if the written request therefor is received by the Company more than four years after the closing of the IPO. With respect to Initiating Holders who are Holders of Senior Common Stock or of Common Stock issued upon conversion of Senior Common Stock, the Company shall be required to effect only two Registrations pursuant to this Section 2.1; provided that the Company shall not be obligated to effect any Registration if the written request therefor is received by the Company more than four years after the closing of the IPO.

         2.2 Right of Deferral of Registration. If the Company shall furnish to all Holders who joined in a request for Registration pursuant to Section 2.1 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, if the Registration were effected as requested under Section 2.1; disclosure would be required that would not be in the best interests of the Company, the Company shall have the right, exercisable one time per Registration only, to defer such request with respect to such offering for a period of not more than 90 days from delivery of the request of the Initiating Holders.

         2.3 Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 2 may, subject to the provisions of Section 2.5, at the Company's option, include securities of the Company other than Registrable Securities.

         2.4 Underwriting in Demand Registration.


                  2.4.1 Notice of Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in Section 2.1. The rights of any Holder or other person to Registration pursuant to Section 2 shall be conditioned upon such person's agreement to participate in such underwriting.

                  2.4.2 Inclusion of Other Holders in Demand Registration. If the Company, officers or directors of the Company holding Common Stock other than Registrable Securities or holders of securities other than Registrable Securities, request inclusion in any Registration pursuant to Section 2.1, to the extent the Company agrees, the Initiating Holders shall permit the Company, such officers or directors and such holders of securities other than Registrable Securities to be included in the underwriting, subject to the acceptance by such persons of the terms of this Section 2, including Section 2.4.4 hereof.


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                  2.4.3 Selection of Underwriter in Demand Registration. The
Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's Representative") of the underwriter or underwriters selected for such underwriting pursuant to Section 2.4.1 by the Holders of a majority of the Registrable Securities being Registered by the Initiating Holders and agreed to by the Company in its reasonable business judgment.

                  2.4.4 Marketing Limitation in Demand Registration. (a) In the event the Initiating Holders are Holders of the Series A Preferred Stock or of Common Stock issued upon conversion of Series A Preferred Stock and the Underwriter's Representative advises such Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten pursuant to Section 2.4.1., then (i) first the Common Stock (other than Registrable Securities) held by officers or directors of the Company excluding the Senior Common Stock or Common Stock issued upon Conversion of Senior Common Stock held by Gregory S. Bentley, Keith A. Bentley and Barry J. Bentley, (ii) next the securities other than Registrable Securities, (iii) next the securities requested to be Registered by the Company and (iv) last the Registrable Securities of Holders of other than Series A Preferred Stock or Common Stock issued upon conversion of Series A Preferred Stock, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders of Series A Preferred Stock or Common Stock issued upon conversion of Series A Preferred Stock in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.4.4 (a) shall be included in such Registration Statement.

                  (b) In the event the Initiating Holders are Holders of the Senior Common Stock or of Common Stock issued upon conversion of Senior Common Stock and the Underwriter's Representative advises such Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten pursuant to Section 2.4.1, then (i) first the Common Stock (other than Registrable Securities) held by officers or directors of the Company excluding the Senior Common Stock or Common Stock issued upon conversion of Senior Common Stock held by Gregory S. Bentley, Keith A. Bentley, and Barry J. Bentley, (ii) next the securities other than Registrable Securities, (iii) next the securities requested to be Registered by the Company and (iv) last the Registrable Securities of Holders of other than Senior Common Stock or other Common Stock issued upon conversion of Senior Common Stock, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among


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all Holders of Senior Common Stock or Common Stock issued upon conversion of
Senior Common Stock in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.4.4(b) shall be included in such Registration Statement.

                  2.4.5 Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

         2.5 Blue Sky in Demand Registration. In the event of any Registration pursuant to Section 2, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders (but only to the extent so required).

3.       Piggyback Registration.

         3.1 Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, in the event the Company decides (other than pursuant to Section 2 of this Agreement) to Register for sale to the public generally, at any time subsequent to the Company's IPO, any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand Registration rights) on a form that would be suitable for a Registration involving solely Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 15 days after delivery of such written notice from the Company.

         3.2 Underwriting in Piggyback Registration.

                  3.2.1 Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice pursuant to Section 3.1 is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section
3.1. In such event the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities


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
in such underwriting to the extent provided in this Section 3. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 3.

                  3.2.2 Marketing Limitation in Piggyback Registration. In the event the Underwriter's Representative advises the Holders seeking Registration of Registrable Securities pursuant to Section 3 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 3.2.3) may limit the number of, or eliminate, the shares of Registrable Securities to be included in such Registration and underwriting.

                  3.2.3 Allocation of Shares in Piggyback Registration. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 3.2.2, the number of shares to be included in such Registration shall be allocated (subject to Section 3.2.2) in the following manner: (i) first the shares (other than Registrable Securities) held by officers or directors of the Company, excluding the Senior Common Stock held by Gregory S. Bentley, Keith A. Bentley, and Barry J. Bentley, (ii) next the securities other than Registrable Securities and (iii) last the Registrable Securities of Holders of other than Series A Preferred Stock or Common Stock issued upon conversion of Series A Preferred Stock, shall be excluded from such Registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusions, the number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated among all Holders of Series A Preferred Stock or Common Stock issued upon conversion of Series A Preferred Stock in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which would otherwise be entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3.2.3 shall be included in the Registration Statement.

                  3.2.4 Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

         3.3 Blue Sky in Piggyback Registration. In the event of any Registration of Registrable Securities pursuant to Section 3, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event


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any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

4. Expenses of Registration. All Registration Expenses incurred in connection with any Registration pursuant to this Agreement shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered (which Holders shall bear such expenses), unless the Holders of a majority of the Series A Preferred Stock and/or the Holders of a majority of the Senior Common Stock, as applicable, agree to forfeit their right to one demand Registration pursuant to
Section 2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the condition, business or prospects of the Company not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2. All Selling Expenses incurred in connection with any Registration shall be borne by the Holders of the securities Registered pro rata on the basis of the number of shares Registered.

5. Registration Procedures. The Company will keep each Holder whose Registrable Securities are included in any Registration pursuant to this Agreement advised as to the initiation and completion of such Registration. At its expense, the Company will:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities Registered thereunder, keep such Registration Statement effective for a period of up to 120 days or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                  (d) use its best efforts to obtain clearance for such Registration and sale of securities from the National Association of Securities Dealers;

                  (e) promptly notify each Holder of Registrable Securities covered by such Registration Statement, or the Holder's designated attorney-in-fact, whenever a prospectus relating thereto covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such


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Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (f) furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Registration pursuant to this Agreement, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective (i) an opinion dated such date of the counsel representing the Company for the purposes of such Registration, in such form and substance as is reasonably and customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting Registration of Registrable Securities and (ii) a letter dated such date from the independent certified public accountants of the Company, in such form and substance as is reasonably and customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting Registration of Registrable Securities.

6. Information Furnished by Holder. It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

7. Indemnification.

         7.1 Company's Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities or expenses (or actions in respect thereof) to the extent such claims, losses, damages, liabilities or expenses arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each such Holder, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, expense or action; provided, however, that the indemnity contained in this Section 7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

         7.2 Holder's Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and constituent partners and each person controlling such other Holder, against all claims, losses, damages, liabilities or expenses (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, expense or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further that each Holder's liability under this Section
7.2 shall not exceed such Holder's proceeds from the offering of securities made in connection with such Registration.

         7.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this
Section 7.

         7.4 Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         7.5 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         7.6 Survival. The obligations of the Company and Holders under this
Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

8. Limitations on Registration Rights Granted to Other Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights except for Registration rights that are entirely subordinate to, and do not interfere with, the rights of the Holders; provided that, with the consent of (i) the Holders of a majority of the shares of Series A Preferred Stock (and/or Registrable Securities into which the Series A Preferred Stock is converted and as adjusted for stock splits, combinations and the like) and (ii) the Required Holders. Additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement.

9. Transfer of Rights. The right to cause the Company to Register securities granted by the Company to the Holders under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring at least 300,000 shares of Series A Preferred Stock or at least 7,500 shares of Senior Common Stock (or Registrable Securities into which such shares of Series A Preferred Stock or Senior

Common Stock have been converted) equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like, immediately prior to the transfer; provided, however, that (x) the Company must receive written notice 10 days prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned, and (y) the transferee or assignee of such rights must not be a person to whom transfer of such securities is prohibited by the Stock Purchase Agreement or the Securities Purchase Agreement as applicable. Notwithstanding the limitations set forth in the foregoing sentence, (i) any Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners; and (ii) any Holder which is a corporation may transfer such Holder's Registration rights to any corporation or other entity at least 50% in interest of which is owned by such Holder or the owners of at least 50% in interest of such Holder without restriction as to the number or percentage of shares acquired by any such constituent partner, corporation or other entity.

10. Market Stand-off. Each Holder that, immediately after the closing of the IPO, will hold five percent (5%) of the Company's outstanding stock hereby agrees that, if so requested by the Company and the Underwriter's Representative (if any), such Holder shall not sell or otherwise transfer any Registrable Securities or other securities of the Company during the 180-day period following the effective date of the Company's Registration for the IPO, provided that such restriction shall only apply if the Company shall have also obtained from each of its directors and executive officers their agreement to be bound by the same restriction.

11. Limitations on Registration; Conversion of Preferred Stock.

         11.1 No Action Letter. Notwithstanding anything else in this Agreement, if the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without Registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for Registration made under this Agreement in the specific manner in which such Holder proposes to dispose of the Registrable Securities included in such request (such as including, without limitation, inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holders), or if in the written opinion of counsel for the Company concurred in by counsel for such Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act is required in connection with such disposition, the Registrable Securities included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 11 does not apply.

         11.2 Conversion. The Registration rights of the Holders of the Registrable Securities set forth in this Agreement are conditioned upon the conversion of the Convertible Securities with respect to which Registration is sought into Registrable Securities no later than immediately prior to the closing of the applicable sale of securities.

         11.3 Termination. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to Register any Holder's Registrable Securities pursuant to this Agreement if at the time the request therefor is received, such requesting Holder and all of his affiliates then have the right to sell all Registrable Securities owned by such persons within a single three-month period without registration pursuant to Rule 144 under the Securities Act (or any successor rule).

12.      Information.

         12.1 Financial Statements and Reports to Holders. The Company shall deliver to the Initial Stockholder (or a permitted transferee that acquires at least 750,000 shares of Series A Preferred Stock (or Registrable Securities into which such shares have been converted) equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) and each Purchaser (or permitted transferees of the Purchasers):

                  (a) within 120 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such year and statements of income and cash flows for such year, which year-end financial reports shall be in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied and shall be audited and accompanied by the opinion of independent public accountants of a "Big 5" accounting firm approved by the Board of Directors of the Company;

                  (b) within 45 days after the end of each of its first three fiscal quarters, unaudited financial statements of the Company on a quarterly basis prepared in accordance with generally accepted accounting principles and fairly reflecting the fiscal affairs of the Company to the date thereof;

                  (c) contemporaneously with delivery to holders of Common Stock of the Company, a copy of each report of the Company delivered to holders of Common Stock;

                  (d) a notice summarizing any material litigation initiated by or against the Company and any material developments regarding any such litigation or regarding other material legal or regulatory issues, in each case promptly after the occurrence thereof; and

                  (e) such other available information as is reasonably requested.

         12.2 Additional Reports to Initial Stockholder. The Company shall deliver to the Initial Stockholder (or a permitted transferee that acquires at least 750,000 shares of Series A Preferred Stock (or Registrable Securities into which such shares have been converted) equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) as soon as approved by the Board of Directors of the Company, each operating and/or capital budget and plan (the "Plan") respecting the next fiscal year and a summary of each such Plan containing a monthly financial budget together with any update of the Plan as such update is prepared.

         12.3 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without Registration, the Company shall:

                  (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to such reporting requirements.

13. Inspection. The Company shall permit the Initial Stockholder (or its designated representative), at the Initial Stockholder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Initial Stockholder (or its designated representative); provided, however, that the Company shall not be obligated pursuant to this Section 13 to provide any information which it reasonably considers a trade secret or confidential information.

14. Termination of Covenants. The covenants of the Company set forth in Sections 12.1, 12.2 and 13 shall be terminated, and be of no further force or effect, upon the closing of the IPO.

15. Miscellaneous.

         15.1 Entire Agreement; Successors and Assigns. This Agreement constitutes the entire contract between the Company and the Holders relative to the subject matter hereof. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         15.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within the State of Delaware.

         15.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.4 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         15.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or one day after sent via reputable national overnight courier addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to a Holder, at such Holder's address as set forth on the signature pages hereto, or at such other address as the Company or such Holder may designate by ten (10) days advance written notice to the Holders or the Company, respectively.

         15.6 Amendment of Agreement. Any provision of this Agreement may be amended or waived only by a written instrument signed by the Company and with the consent of (i) any

Holder or Holders who in the aggregate hold at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock,
(ii) the Required Holders and (iii) the Lenders; provided, however, that no amendment to this Agreement shall become effective without the consent of any party hereto whose rights hereunder are adversely affected by such amendment; and further provided, however, that (A) amendments or waivers only affecting Holders of Series A Preferred Stock or of Common Stock issued upon conversion of Series A Preferred Stock may be effectuated without the consent of (1) the Required Holders and (2) the Lenders; (B) amendments or waivers only affecting Holders of Senior Common Stock or of Common Stock issued upon conversion of Senior Common Stock may be effectuated without the consent of (1) the Holder or Holders who in the aggregate hold at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock and (2) the Lenders; and (C) amendments or waivers only affecting the Lenders may be effectuated without the consent of (1) the Holder or Holders who in the aggregate hold at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock and (2) the Required Holders.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                            COMPANY:

                            BENTLEY SYSTEMS, INCORPORATED
                            a Delaware corporation

                            By:      /s/  David Nation
                               -----------------------------------------
                                     Name:  David Nation
                                     Title:  Senior Vice President

                            Address:            690 Pennsylvania Drive
                                                Exton, PA 19341-1136
                            Attention:          President
                            With a copy to:     General Counsel
                            Telephone:          (610) 458-5000
                            Facsimile:          (610) 458-1060


                            INITIAL STOCKHOLDER:

                            BACHOW INVESTMENT PARTNERS, III, L.P.
                            By:    Bala Equity Partners, L.P., general partner
                            By:    Bala Equity, Inc., general partner


                            By:      /s/  Jay D. Seid
                               -----------------------------------------
                                     Name:  Jay D. Seid
                                     Title:  Vice President

                            Address:   3 Bala Plaza East, Suite 502
                                       Bala Cynwyd, PA 19004
                            Attention: Jay D. Seid, Managing Director
                            Telephone: (610) 660-4900
                            Facsimile: (610) 550-4930

                            PURCHASERS:

                            /s/  Gregory S. Bentley
                            ----------------------------------------------------
                            Gregory S. Bentley

                            Address: 201 Bentley Lane
                                     East Fallowfield, PA 19320

                            /s/  Keith A. Bentley
                            ----------------------------------------------------
                            Keith A. Bentley

                            Address: 100 Morningside Drive
                                     Elverson, PA 19520

                            /s/  Barry J. Bentley
                            ----------------------------------------------------
                            Barry J. Bentley

                            Address: 281 Grove Road
                                     Elverson, PA 19520

                            /s/  Cristobal Conde
                            ----------------------------------------------------
                            Cristobal Conde

                            Address: 560 Lexington Ave., 9th Floor
                                     New York, NY  10022

                            /s/  David Ehret
                            --------------------------------------------
                            David Ehret

                            Address: 2 Independence Place
                                     Apt.  1407
                                     Philadelphia, PA  19106


                            /s/  Robert Greifeld
                            ----------------------------------------------------
                            Robert Greifeld

                            Address:

                            LENDERS:
                                     /s/ Craig T. Scheetz
                            ------------------------------------------------

                            PNC Bank, National Association

                            Address: 1600 Market Street
                                     Philadelphia, PA  19103
                                     Attn: Craig T. Scheetz, Vice President

                                     /s/ Juan Carlos Lorenzo
                            ------------------------------------------------

                            Citibank, N.A.

                            Address: 153 East 53rd Street
                                     25th Floor, Zone 5
                                     New York, NY 10043
                                     Attn:  Juan Lorenzo, Vice President